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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report:  March 17, 1999
                 --------------

                          BETHLEHEM STEEL CORPORATION
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

               Delaware                  1-1941          24-0526133
   -------------------------------    ------------   -------------------
   (State or other jurisdiction of    (Commission    (I.R.S. Employer
    incorporation)                    File Number)   Identification No.)

1170 Eighth Avenue
Bethlehem, Pennsylvania                                          18016-7699
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code: (610) 694-2424
                                                   --------------

                          Not Applicable
----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         ------------

On March 17, 1999, the Board of Directors (the "Board") of Bethlehem Steel Corporation (the "Company") approved and adopted Amendment No. 1 to the Rights Agreement (the "Amendment"), dated as of March 17, 1999, between the Company and First Chicago Trust Company of New York (the "Rights Agent"), which Amendment amends the Rights Agreement (the "Rights Agreement"), dated as of July 29, 1998, between the Company and the Rights Agent. The Amendment eliminates those provisions from the Rights Agreement that provided that the Rights generally may not be redeemed for one hundred eighty (180) days following a change in a majority of the Board as a result of a proxy contest or consent solicitation.

A copy of the Amendment is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such Exhibit.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c) Exhibits.

Exhibit No.     Exhibit
-----------     -------
    4 Amendment No. 1 to the Rights Agreement, dated as of March 17, 1999, between Bethlehem Steel Corporation and First Chicago Trust Company of New York, as Rights Agent.






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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BETHLEHEM STEEL CORPORATION



                                         By: /s/ Lonnie A. Arnett
                                             ---------------------------
                                             Lonnie A. Arnett
                                             Vice President and Controller

Date:  March 19, 1999







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                               INDEX TO EXHIBITS



Exhibit No.   Exhibit                                                 Page
-----------   -------                                                 ----
     4        Amendment No. 1 to the Rights Agreement, dated as         5
              of March 17, 1999, between Bethlehem Steel Corporation and First Chicago Trust Company of New York, as Rights
              Agent.









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                                                                     Exhibit 4
                                                                     ---------

                    AMENDMENT NO. 1 TO THE RIGHTS AGREEMENT
                    ---------------------------------------

         Amendment No. 1 to the Rights Agreement, dated as of March 17, 1999 (the "Amendment"), by and between Bethlehem Steel Corporation, a Delaware corporation (the "Company"), and First Chicago Trust Company of New York, a New York corporation (the "Rights Agent").

         WHEREAS, on July 29, 1998 the Company and the Rights Agent entered into a Rights Agreement (the "Agreement");

         WHEREAS, pursuant to Section 27 of the Agreement, the Company has determined to modify the terms of the Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, and intending to be legally bound hereby, the parties hereto agree that the Agreement shall be and hereby is amended in the following manner:

    Section 1.  Amendment of Redemption and Termination Section.  Section 23 of
                -----------------------------------------------
the Agreement is hereby amended by deleting subsection (c) thereof in its entirety.

    Section 2.  Amendment of Form of Rights Certificate.  Exhibit A to the
                ---------------------------------------
Agreement is hereby amended to remove the following sentence from the sixth paragraph thereof:

              "The foregoing notwithstanding, the Rights generally may not be redeemed for one hundred eighty (180) days following a change in a majority of the Board as a result of a proxy contest."

    Section 3.  Amendment of Summary of Rights to Purchase Preferred Stock.
                ----------------------------------------------------------
Exhibit B to the Agreement is hereby amended by deleting the last sentence of the tenth paragraph therein.

    Section 4.  "Agreement" as Amended.  The term "Agreement" as used in the
                ----------------------
Agreement shall be deemed to refer to the Agreement as amended hereby, and all references to the Agreement shall be deemed to include this Amendment.














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    Section 5.  Effectiveness.  This Amendment shall be effective as of the
                -------------
date first written above, and except as set forth herein, the Agreement shall remain in full force and effect and otherwise shall be unaffected hereby.

    Section 6.  Counterparts.  This Amendment may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.




         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.



                         BETHLEHEM STEEL CORPORATION



                         /s/ Gary L. Millenbruch
                         -----------------------------
                         Name:  Gary L. Millenbruch
                         Title: Executive Vice President, Chief
                                Financial Officer and Treasurer




                         FIRST CHICAGO TRUST COMPANY OF
                         NEW YORK



                         /s/ Charles D. Keryc
                         ------------------------------
                         Name:   Charles D. Keryc
                         Title:  Vice President




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